AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated July 1, 2009
To Prospectus Dated May 1, 2009

Effective July 1, 2009, the following subaccounts are changing names. All references to the old name in the Prospectus dated May 1, 2009, are hereby changed to reflect the new name effective July 1, 2009.

Old Name	New Name
Rydex VT Essential Portfolio Aggressive	Rydex VT All-Asset Aggressive Strategy
Rydex VT Essential Portfolio Moderate	Rydex VT All-Asset Moderate Strategy
Rydex VT Essential Portfolio Conservative	Rydex VT All-Asset Conservative Strategy

Please Retain This Supplement For Future Reference